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                                                                    EXHIBIT 10.2

                                  COMPASS BANK
                               SECURITY AGREEMENT


     KNOW ALL MEN BY THESE PRESENTS: That

     WHEREAS, BOYD BROS. TRANSPORTATION, INC., an Alabama corporation ("DEBTOR") is, contemporaneously with the execution hereof, becoming indebted to COMPASS BANK (the "BANK"), on loan in the principal amount of THREE MILLION TWO HUNDRED SIXTY-SEVEN THOUSAND ONE HUNDRED SIXTY AND NO/100 DOLLARS ($3,267,160.00), or so much thereof as may be advanced under the Note as hereafter defined (the "LOAN"), as evidenced by one or more Promissory Notes of various dates, payable to Bank with interest thereon and as provided therein (each a "NOTE" and collectively, the "NOTES"), and as secured by a Credit and Security Agreement from Debtor to Bank (the "LOAN AGREEMENT") and the other Loan Documents defined therein (the "LOAN DOCUMENTS"); and

     WHEREAS, Debtor may hereafter become indebted to Bank or a subsequent holder of this Security Agreement on loans or otherwise (said Bank and any subsequent holder of this Security Agreement being referred to herein as "SECURED PARTY"); and

     WHEREAS, Debtor agrees to make this Security Agreement (the "AGREEMENT") to further secure said Notes and any and all other future or additional Liabilities of Debtor to Secured Party (said Liabilities, as defined in paragraph 5, being referred to herein as "LIABILITIES").

     NOW, THEREFORE, the undersigned Debtor, in consideration of making the Loan, and to secure the prompt payment of same, with the interest thereon, and any extensions, modifications, or renewals of same, and any and all Liabilities of Debtor to Secured Party, and further to secure the performance of the covenants, conditions, and agreements hereinafter set forth and set forth in the Note, and as may be set forth in the Loan Agreement and other Loan Documents or other instruments evidencing or securing other Liabilities of Debtor to Secured Party, and further to secure any and all charges incurred by Secured Party on account of Debtor, including but not limited to attorney's fees, does hereby agree as follows:

     1. DEFINITIONS. All terms used herein which are defined in the Alabama Uniform Commercial Code (the "CODE") shall have the same meaning herein as in the Code unless otherwise indicated herein.

     2. INCORPORATION BY REFERENCE. All of the terms and provisions of the Note are hereby incorporated by reference as though set forth in full herein.


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     3. SECURITY INTERESTS. Debtor hereby grants to Secured Party title to and a security Interest in the Collateral described in paragraph 4 hereof to secure the performance and payment of the Liabilities described in paragraph 5 hereof.

     4. COLLATERAL. As security for the payment and performance of all Liabilities of the Debtor, Debtor grants Secured Party title to and a security interest in the following described property of the Debtor (herein collectively referred to as the "COLLATERAL"):

          4.01 Equipment. The items of personal property described on Exhibit "A" hereto and all equipment and other personal property of every nature whatsoever now or hereafter owned by the Debtor and purchased with the proceeds of the Loan, wheresoever the same may be located.

          4.02 Proceeds. Proceeds (including insurance, contract and tort claims) and products of all of the foregoing Collateral.

     5. LIABILITIES. "Liabilities" of Debtor, as used herein, shall mean:

          5.01 Notes. The Notes, with interest as therein provided, and all extensions, modifications, or renewals thereof.

          5.02 Other Indebtedness. Any and all other obligations, indebtedness, and liabilities of the Debtor to the Secured Party, whether joint or several, due or to become due, liquidated or unliquidated, now existing or hereafter arising, absolute or contingent, direct or indirect, and all extensions, modifications, and renewals thereof, and whether incurred or given as maker, endorser, guarantor, surety, or otherwise.

     6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. The Debtor hereby represents, warrants, and covenants as follows:

          6.01 No Adverse Liens. Except for any security interest specifically set forth on an addendum attached hereto, and except for the security interest granted hereby, the Debtor is or (with respect to Collateral not presently owned by Debtor will be) the lawful owner of all Collateral free from any adverse lien, security interest, or encumbrance, and shall have full right to pledge, sell, assign, or transfer the same to Secured Party. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.



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          6.02 Financing Statements. No financing statement covering any
     Collateral or any proceeds thereof is on file in any public office, except for financing statements specifically set forth on an addendum attached hereto, if any, and except for the financing statements executed by Debtor and Secured Party. At the Secured Party's request, the Debtor will join with Secured Party in executing one or more financing statements pursuant to the Code in form satisfactory to the Secured Party, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Secured Party to be necessary or desirable. The Debtor authorizes the Secured Party to prepare and to file financing statements covering the Collateral signed only by the Secured Party and to sign the Debtor's signature to such financing statements in jurisdictions where Debtor's signature is required. The Debtor promises to pay the Secured Party the fees incurred in filing the financing statements, which fees shall become part of the Liabilities secured by this Agreement.

          6.03 Inspection of Collateral and Records. The Secured Party may examine and inspect the Collateral and records and documents related to the Collateral at any time, wherever located.

          6.04 Assignment or Sale. Debtor, its agents, servants, or employees will not sell, assign, or offer to sell or assign or otherwise transfer the Collateral, either in whole or in part, or any interest therein without the written consent of the Secured Party.

          6.05 Payment of Taxes and Insurance. Debtor will pay promptly all taxes and assessments upon or with respect to the Collateral. Debtor hereby authorizes Secured Party to discharge taxes, assessments, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, to pay for any insurance on the Collateral required to be maintained by Debtor hereunder, and to pay for, make, or provide for any maintenance, repair, or preservation of the Collateral as the Secured Party shall deem reasonably necessary to preserve its interests; provided, however, that Secured Party shall be under no obligation to do so. Debtor agrees to reimburse Secured Party on demand with interest at the rate set forth in the Note for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization. Payments made or expenses incurred by Secured Party pursuant to the foregoing authorization shall be included in the Liabilities secured hereunder.



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          6.06 Additional Representations of Debtor (Collateral). With respect to all of the Collateral:

               6.06(a) Such Collateral is used or bought primarily for business purposes.

               6.06(b) Such Collateral is being acquired with the proceeds of the Note.

               6.06(c) All such Collateral will be kept at the address of Debtor shown below Debtor's signature. Debtor will promptly notify Secured Party of any change in the location of the Collateral. Except for transactions in the ordinary course of Debtor's trucking business, Debtor, its agents or employees will not remove such Collateral from said location without the prior written consent of the Secured Party.

               6.06(d) If certificates of title are issued or outstanding with respect to such Collateral, the Debtor will cause the Secured Party's interest to be properly noted thereon.

               6.06(e) Debtor has and will maintain insurance on such Collateral to the extent and against such hazards and liabilities as is commonly done by companies of like nature, similarly situated, including but not limited to public liability, theft, fire (with extended coverage) insurance, and in the case of motor vehicles, collision insurance, all containing such terms and for such periods as may be reasonably satisfactory to the Secured Party; provided, however, that Debtor may self-insure the Collateral against physical damage up to an aggregate of $500,000 and provide insurance against catastrophic loss thereof in excess of such self-insurance amount. All such insurance will be maintained with insurance companies reasonably acceptable to the Secured Party and will be payable to the Secured Party and to the Debtor as their interests may appear. All insurance policies shall provide for a minimum of ten (10) days' written cancellation notice to the Secured Party and, at the Secured Party's request, all policies shall be delivered to and hold by the Secured Party. If at any time the Secured Party is of the opinion that the Debtor's insurance



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          coverage is inadequate, the Debtor will, within ten (10) days after written request by the Secured Party, obtain such insurance as the Secured Party shall reasonably request. Secured Party is hereby made attorney-in-fact for Debtor to obtain, adjust, and settle, in its sole discretion, such insurance and to endorse any drafts or checks issued in connection with such insurance.

               6.06(f) Debtor agrees to prevent and protect against any waste, damage, or destruction of such Collateral, and Debtor will maintain the same in as good condition as it now is in, ordinary and reasonable wear and tear excepted.

          6.07 Name of Debtor. Debtor's name has always been as set forth on the first page of this Agreement, except as otherwise disclosed in writing to the Secured Party. Debtor will promptly advise the Secured Party in writing of any change in Debtor's name.

     7. SET OFF. The Secured Party is hereby given a continuing lien as additional security for the Liabilities hereunder upon any and all monies, securities, and other property of Debtor, and the proceeds thereof, now or hereafter held or received by or in transit to the Secured Party from or for Debtor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposit balances (general or special) and credits of Debtor with, and any and all claims of Debtor against, the Secured Party at any time existing, and upon an event of default hereunder, the Secured Party may apply or set off the same against the Liabilities hereby secured.

     8. EVENTS OF DEFAULT. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions which is not completely cured within any specific time period provided in any Loan Document:

          8.01 Any Event of Default or failure to perform any obligation, covenant, or liability contained or referred to herein, in the Notes, the Loan Agreement, or any other Loan Document.

          8.02 Assignment, transfer, or encumbrance or any unreimbursed loss, theft, damage or destruction to or of any part of the Collateral (except for sales or encumbrances of Collateral expressly authorized by the terms of this Agreement), or any levy, seizure, injunction, or attachment thereon.



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     9. RIGHTS AND REMEDIES UPON DEFAULT. Upon occurrence of any of the above events of default, the Secured Party shall have the following rights which shall be cumulative with all other rights and remedies of Secured Party:

          9.01 Acceleration and Other Rights. The right to declare all Liabilities secured hereby to be immediately due and payable without notice to or demand upon the Debtor or any other person. The Secured Party, in addition to any remedies it may exercise under this Security Agreement, the Note, under other documents executed in connection with the Liabilities secured hereby, or under applicable law, may immediately and without demand, exercise any and all of the rights of a secured party upon default under the Alabama Uniform Commercial Code, all of which shall be cumulative. Such rights shall include, without limitation:

               9.01(a) The right to take possession of the Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from the Debtor and without any liability for rent, storage, utilities or other sums.

               9.01(b) The right to sell, lease, or otherwise dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give the Debtor at least five (5) days' prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which the Debtor agrees shall be reasonable notice of any sale or disposition of the Collateral.

               9.01(c) Upon request of Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place reasonably convenient to Debtor and Secured Party.

          9.02 Attorney-in-Fact. To effectuate the rights and remedies of the Secured Party upon default, Debtor does hereby irrevocably appoint Secured Party attorney-in-fact for the Debtor, with full power of



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     substitution to, after default of Debtor, sign, execute, and deliver any and all instruments and documents and do all acts and things to the same extent as Debtor could do, and to sell, assign, and transfer any Collateral to Secured Party or any other party.

          9.03 Receiver. Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction, in connection with any action taken by the Secured Party to enforce its rights and remedies hereunder, to manage, protect, and preserve the Collateral and continue the business of the Debtor, to collect all revenues and profits thereof, and to apply the same to the payment of all expenses and other charges of such receivership, including but not limited to the compensation of the receiver, and to the payment of Liabilities secured hereby, until a sale or other disposition of such Collateral shall be finally made and consummated, or until all Liabilities secured hereby shall have been paid.

          9.04 Proceeds of Sale; Deficiency. The proceeds of any sale or other disposition of Collateral by the Secured Party shall be applied first to the expenses (including, but not limited to legal expenses and reasonable attorneys' fees) of retaking, holding, storing, and processing the Collateral and preparing the Collateral for sale, selling and the like and collecting or attempting to collect the Liabilities secured by this Agreement; then to the satisfaction of the Liabilities secured hereby with the application of such proceeds to particular Liabilities or to interest or principal as the Secured Party, in its sale discretion, shall determine; and the balance, if any, to be paid to Debtor or to be paid as otherwise provided by Law. The enumeration of the foregoing rights is not intended to be exhaustive, and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative. Debtor agrees that any delay by the Secured Party in exercising any right or remedy hereby granted shall not be construed as a waiver by the Secured Party of any of its rights or remedies hereunder. Secured Party may permit the Debtor to remedy any default, but such shall not be a waiver of the default so remedied, and Secured Party's waiver of any default shall not be a waiver of any subsequent or prior defaults.

     10. WAIVERS. In addition to any other waivers, as set forth herein or in the Note, against the Liabilities secured hereby, Debtor expressly waives, to the extent allowed by law, all claims and rights to claim any exemptions allowed or allowable under the Constitution or laws of the United States, the State of Alabama, or any other jurisdiction. All rights and remedies of Secured Party hereunder or with respect to Liabilities or Collateral shall be cumulative, and in addition to any other right




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available to Secured Party by statute or at law or in equity, and may be exercised singularly or concurrently. In the event that any one or more of the terms or provisions of this Agreement or of the Note shall be invalid, illegal, or unenforceable in any respect, the validity of the remaining terms or provisions shall in no way be affected, prejudiced or disturbed thereby.

     11. ASSIGNMENT OF LIABILITIES. If at any time or times by sale, assignment, negotiation, pledge, or otherwise, Secured Party transfers any or all of the Liabilities, such transfer shall, unless otherwise specified in writing, carry with it Secured Party's rights and remedies under this Agreement with respect to such Liabilities transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent Secured Party retains any of the Liabilities, Secured Party shall continue to have the rights and remedies herein set forth with respect thereto.

     12. NOTICES. Any demand upon or notice to Debtor that the Secured Party may elect to give shall be effective if hand delivered to Debtor, deposited in the United States mail, postage prepaid, return receipt requested, or delivered to a telegraph company addressed to Debtor at the address shown below Debtor's signature, or if Debtor has notified the Secured Party in writing of a change of address, to Debtor's last address so notified. Demands or notices addressed to Debtor's address at which the Secured Party customarily communicates with Debtor shall also be effective.

     13. AGREEMENT UNDER SEAL. This Agreement is given under the seal of all persons signing as and for the Debtor. It is intended by Debtor and all persons signing for Debtor that this instrument is and shall constitute a sealed instrument according to law.

     14. HEADINGS. The headings of the sections, paragraphs, and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     15. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to and bind not only the parties hereto, but also their respective heirs, executors, administrators, successors, and assigns.

     16. APPLICABLE LAW. This Agreement, the Note, and the Loan Documents, except as may otherwise be provided therein, shall be construed and governed, and their validity determined, according to the laws of the State of Alabama.




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IN WITNESS WHEREOF, the undersigned Debtor and Secured Party have caused this
Agreement to be duly executed and delivered effective on the 11 day of April, 2000.

ATTEST:                                    DEBTOR:

                                           BOYD BROS. TRANSPORTATION, INC.


By: /s/ Ginger B. Tibbs                    By: /s/ Richard C. Bailey
    ------------------------------             -----------------------------
    Its: Secretary                                  Richard C. Bailey
         -----------                                ------------------------
                                               Its: CFO/Exec VP

Debtor's address: Route 1, Box 40
                  Clayton, Alabama 36016





WITNESS:                                   SECURED PARTY:

                                           COMPASS BANK


/s/ Rosie M. Clark                         By: /s/ Billy V. Houston
----------------------------                   -----------------------------
                                                Billy V. Houston
                                                ----------------------------
                                           Its: City President


Secured Party's address: 223 E. Broad Street
                         Eufaula, Alabama 36027






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STATE OF ALABAMA   )
COUNTY OF Barbour  )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard C Bailey, whose name as CFO/Exec VP of BOYD BROS. TRANSPORTATION, INC., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal of office this 11 day of April, 2000.


                                           /s/ Ray Nell Pelham
                                           -------------------------------
                                           Notary Public
[NOTARIAL SEAL]                            My commission expires: 1-1-2002
                                                                  --------





STATE OF ALABAMA   )
COUNTY OF Barbour  )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Billy V. Houston, whose name as City President of COMPASS BANK, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the above and foregoing instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal of office this 11 day of April, 2000.


                                           /s/ Tonya Henderson
                                           -------------------------------
                                           Notary Public
[NOTARIAL SEAL]                            My commission expires: 1-22-01
                                                                  -------






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                                   EXHIBIT A

                           DESCRIPTION OF COLLATERAL

       DEBTOR: Boyd Bros. Transportation Inc.
SECURED PARTY: Compass Bank

All of Debtor's trucks, tractors, trailers and other equipment and other personal property financed with the proceeds of any loan from Secured Party, whether now owned or existing or hereafter created or acquired; all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by Debtor or in which Debtor has an interest which are now or may hereafter be in the possession of Secured Party or as to which Secured party may now or hereafter control by possession, by documents of tile or otherwise; and proceeds and products (including tort and insurance claims) of the foregoing:

Without limiting the generality of the foregoing, the collateral shall include:


(15) New 2000 International Trucks Model 99001 SFA 6 x 4 Serial Numbers:

2HSCHAPR4YCO39802                            2HSCHAPR6YCO39803
2HSCHAPR8YCO39804                            2HSCHAPRXYCO39805
2HSCHAPRIYCO39806                            2HSCHAPR3YCO39807
2HSCHAPR5YCO39808                            2HSCHAPR7YCO39809
2HSCHAPR3YCO39810                            2HSCHAPR5YCO39811
2HSCHAPR7YCO39812                            2HSCHAPR9YCO39813
2HSCHAPROYCO39814                            2HSCHAPR2YCO39815
2HSCHAPR4YCO39816

     FOR VALUE RECEIVED, Debtor hereby grants to Secured Party a security interest in all of the foregoing property.


Boyd Bros. Transportation Inc.

/s/ Richard C. Bailey
----------------------------------
Richard C. Bailey Its: CFO/Exec VP